Exhibit 10.7

FIRST AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

This First Amendment to the Agreement for Sale and Purchase by and between WS CINCINNATI, LLC, a Delaware limited liability company, WS COLLEGE STATION JV, LLC, a Delaware limited liability company, WS-CNO JV, LLC, a Delaware limited liability company, WS-FNO, LLC, a Delaware limited liability company, and WS SPHERICAL STONE, LLC, a Delaware limited liability company (collectively, the "Seller") and AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO WSC, LLC, a Delaware limited liability company (the "Purchaser") (this “Amendment”) is made as of July 13, 2015 (the “Effective Date”). Seller and Purchaser are sometimes referred to collectively in this Amendment as the “Parties” and each individually as a “Party.”

RECITALS

A.    Seller and Purchaser entered into that certain Agreement for Sale and Purchase dated as of June 2, 2015 (the “Purchase Agreement”).

B.    The Parties desire to extend the Feasibility Period upon the terms and conditions set forth in this Amendment.

C.    All capitalized terms used without definition in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement.

AGREEMENT

Now, therefore, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree that the Purchase Agreement shall be amended and modified as follows:

1.
Extension of Feasibility Period. Seller and Purchaser mutually agree to extend the Feasibility Period. Accordingly, Seller and Purchaser agree to modify the definition of "Feasibility Period" in Section 1.01 of the Purchase Agreement as follows: "Feasibility Period: The period commencing on the Effective Date and continuing through 12:00 a.m. Eastern Time on July 14, 2015."

2.
Ratification. Seller and Purchaser ratify and confirm the continued force and effect of the Purchase Agreement, as modified by this Amendment. Seller and Purchaser agree that all terms and provisions of the Purchase Agreement shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.

3.	Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

4.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same Amendment.

5.	Effective Date. This Amendment shall be in full force and effect as a binding obligation of the Parties from and after the date of this Amendment.
[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

Signature Page to First Amendment of Agreement for Sale and Purchase

WS CINCINNATI, LLC,
a Delaware limited liability company

By: WSREF REIT, LLC, its Sole Member

By: /s/ Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory
WS COLLEGE STATION JV, LLC,
a Delaware limited liability company

By: WS College Station, LLC, its Manager
By: /s/ Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory
WS-CNO JV, LLC,
a Delaware limited liability company

By: WS-CNO, LLC, its Manager
By: /s/ Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory
WS-FNO, LLC,
a Delaware limited liability company

By: WSREF REIT, LLC, its Sole Member

By: /s/ Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory
WS SPHERICAL STONE, LLC,
a Delaware limited liability company

By: WSREF NRT, LLC, its Sole Member
By: /s/ Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory

Signature Page to First Amendment of Agreement for Sale and Purchase

PURCHASER: AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO WSC, LLC, a Delaware limited liability company By: /s/ Jonathan P. Mehlman Name: Jonathan P. Mehlman Title: Chief Executive Officer and President

Signature Page to First Amendment of Agreement for Sale and Purchase